 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2018

Security Land and Development Corporation

(Exact name of registrant as specified in its charter)

Georgia	0-7865	58-1088232
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2816 Washington Road, 103

Augusta, GA 30909

  (Address of Principal Executive Office) (Zip Code)

(706) 736-6334

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01             Entry into a Material Definitive Agreement

On June 27, 2018, Security Land & Development Corp. entered into an agreement with WSQ LLC, a Georgia Limited Liability Company, for the sale of its retail strip center (the “National Plaza”) along with two adjoining outparcels, located on Washington Road in Augusta, Georgia.  The closing of the sale shall be on October 15, 2018, or such earlier date as may be agreed upon by the parties.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: JUNE 27, 2018	BY: /S/ T. GREENLEE FLANAGIN
T. GREENLEE FLANAGIN, PRESIDENT
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER